SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 11, 2005

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-85787	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On January 11, 2005, the Registrant issued the press release included herein titled “Chembio Diagnostics, Inc. Receives Exclusive License to Develop, Manufacture & Market Rapid Tuberculosis Test” as Exhibit 99.1.

On January 12, 2005, the Registrant issued the press release included herein titled “Outbreak of Mad Cow Disease Generates Interest in Chembio Diagnostics' Rapid Test for BSE” as Exhibit 99.2.

On January 20, 2005, the Registrant issued the press release included herein titled “Chembio Files Patent Application for New Rapid Test Platform” as Exhibit 99.3.

On January 27, 2005, the Registrant issued the press release included herein titled “Chembio Diagnostics Launches Cost-Effective HIV Stat- Pak Dipstick” as Exhibit 99.4.

On January 31, 2005, the Registrant issued the press release included herein titled “Chembio Completes $5 Million Private Placement” as Exhibit 99.5 the details of which were filed on Form 8-K dated January 31, 2005.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits.

99.1	Press Release issued January 11, 2005.
99.2	Press Release issued January 12, 2005.
99.3	Press Release issued January 20, 2005.
99.4	Press Release issued January 27, 2005.
99.5	Press Release issued January 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2005             Chembio Diagnostics, Inc.

             By:   /s/ Lawrence A. Siebert
       Lawrence A. Siebert
       Chief Executive Officer

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